Supplement dated April 1, 2022
to the Prospectus (as supplemented, if applicable) of each of the following funds (each, a Fund, and collectively, the Funds):
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2021
Columbia Funds Series Trust I
Columbia Bond Fund	9/1/2021
Columbia Connecticut Intermediate Municipal Bond Fund	3/1/2022
Columbia Contrarian Core Fund	1/1/2022
Columbia Dividend Income Fund	10/1/2021
Columbia Intermediate Municipal Bond Fund	3/1/2022
Columbia Large Cap Growth Fund (Classes A, Adv, C, Inst, Inst2, Inst3, R & V)	12/1/2021
Columbia Massachusetts Intermediate Municipal Bond Fund	3/1/2022
Columbia New York Intermediate Municipal Bond Fund	3/1/2022
Columbia Select Mid Cap Growth Fund	1/1/2022
Columbia Funds Series Trust II
Columbia Disciplined Value Fund	12/1/2021
For each Fund Effective April 1, 2022, the third bullet under the section "Other Redemption Rules You Should Know" in the "Buying, Selling and Exchanging Shares" section is hereby superseded and replaced with the following:
■	The Distributor, in its sole discretion, reserves the right to liquidate Fund shares (of any class of the Fund) held in an omnibus account of a financial intermediary that clears Fund share transactions through a clearing intermediary or platform that charges certain maintenance fees to the Fund if the value of the omnibus account, at the Fund share class (i.e., CUSIP) level, falls below $100,000 (below $2 million for Class V shares) (a CUSIP Liquidation Event). The Distributor will provide at least 90 days’ notice of a CUSIP Liquidation Event to financial intermediaries with impacted omnibus accounts. Shareholders invested in the Fund through such omnibus accounts can request through their financial intermediary a tax-free exchange to Class A shares or shareholders can consider holding their Fund shares in a Direct-at-Fund Account, provided requirements to transfer the account are fulfilled. You should discuss your options with your financial intermediary.
Shareholders should retain this Supplement for future reference.
SUP000_00_121_(04/22)